Exhibit 99.1

NASDAQ:MIVA Delivering valuable digital audiences to advertisers © Copyright 1999-2009 MIVA, Inc. All Rights Reserved

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words or expressions such as “plan”, “intend”, “believe” or “expect” or variations of such words and similar expressions are intended to identify such forward-looking statements. Key risks are described in MIVA reports filed with the U.S. Securities and Exchange Commission, including the Form 10-K for the most recently filed fiscal year. Readers should note that these statements may be impacted by several factors, including economic changes and changes in the Internet industry generally and, accordingly, MIVA actual performance and results may vary from those stated herein, and MIVA undertakes no obligation to update the information contained herein. Use of non-GAAP financial measures This presentation contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding MIVA’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the current quarter earnings release, which can be found on MIVA’s website at http://ir.mivainc.com/releases.cfm. Safe Harbor

MIVA, Inc. (NASDAQ:MIVA) – key stats Source: Yahoo! Finance, April 16, 2009 Under 50 Employees $41.3mm 2008 revenues (from continued operations) $10.87mm Market capitalization 35.07mm Shares outstanding $0.28 57% 9% 115,169 Stock Price - Institutional holdings (est.) - Insider holdings (est.) - Average daily volume

MIVA, A Brief History 2004 Espotting, MIVA, Searchfeed and Comet acquisitions 2005 MIVA, Inc. rebrand 1999 Rebranded to FindWhat and went public 2009 MIVA Media asset sale 1998 BeFirst.com Launched

MIVA Today MIVA, Inc. owns and operates the ALOT Toolbar, Homepage and Desktop product suite ALOT products are designed to aggregate niche vertical audiences and generate high value type-in search Through its ALOT products, MIVA generates significant scale and reach: 4.5 million active toolbar users1 1.8 million unique monthly homepage users2 54 million searches a month3 1 Source: Internal statistics – 4/16/09 2 Source: SiteCatalyst – monthly average for Q1’09 3 Source: Internal statistics – monthly average for Q1’09

ALOT In Focus: Building the Brand Consumer research conducted by MIVA revealed: The Internet has become too confusing and cumbersome for many users. Web 2.0 has created a barrier to entry; many users want simplicity and easy access to useful content. Many Internet users find it difficult to quickly find information relevant to their specific interests. 1 2 3 Source: Red Antler

The ALOT Solution ALOT is a content Discovery, Display and Delivery platform through which Internet users: Discover ‘best-of-the-web’ vertical content selected and vetted by ALOT’s editorial team Display that content through customizable toolbar, homepage and desktop products Deliver high value type-in search for third party and in-house monetization

The ALOT Product Suite

ALOT Toolbar Free downloadable product that resides within a web browser TRUSTe certified for quality assurance Over 60 different vertical toolbars available, delivering relevant and targeted content eg: Music, fashion, lottery, celebrity, movies Can be fully customized through the ALOT Buttons widget library Over 500 buttons currently available Designed to make the Internet more relevant and useful: A search for ‘pizza recipes’ on a major search engine returns over 3 million results The same search via the ALOT recipe toolbar returns 16 kitchen-tested, rated recipes

Anatomy of an ALOT Toolbar: The ALOT Recipe Toolbar Web search results powered by Google

Anatomy of an ALOT Toolbar: The ALOT Recipe Toolbar Recipe search powered by Better Homes and Gardens

Anatomy of an ALOT Toolbar: The ALOT Recipe Toolbar Sponsored weather widget powered by AccuWeather

Anatomy of an ALOT Toolbar: The ALOT Recipe Toolbar Direct links to ‘best of the web’ vertical content

Anatomy of an ALOT Toolbar: The ALOT Recipe Toolbar Recipe Videos powered by Better Homes and Gardens

Anatomy of an ALOT Toolbar: The ALOT Recipe Toolbar Option for full toolbar customization through ALOT Buttons

ALOT Home Distributed as part of ALOT Toolbar bundles and as a standalone product Aggregates users’ favorite content in one place Acts as a gateway to the rest of the web Generates over 1.8mm unique users / month Can be fully customizable through ALOT Buttons Source: Site catalyst. Monthly average for Q1’09

ALOT Desktop Launched in beta in Q4 2008 Enables users to display content and conduct web searches directly from their computer desktops Can be fully customized through ALOT Buttons Complements ALOT Toolbar and Homepage products by delivering another display channel for ALOT users

ALOT Buttons Through ALOT Buttons users can customize their Toolbar, Homepage and Desktop products Over 500 free buttons available, which can be searched by: Vertical Popularity Name Customization through ALOT Buttons helps drive retention and increase stickiness

ALOT Buttons – over 500 free buttons available 3D Racing Craze A Flash based racing game where users race around virtual circuits. Entertainment News A widget giving users the chance to stay up to date with the latest celebrity gossip. Weather A weather widget that can be customized according to users’ locations Finance news Live stock tickers and updates on breaking financial news.

Acquiring ALOT Users – Pay-Per-Click

Acquiring ALOT Users – Display Advertising

Acquiring ALOT Users – Organic / SEO

Monetizing ALOT Credit card Pay-Per-Click Ads 54MM+ searches conducted / month across all ALOT products Includes Error Search

Monetizing ALOT Credit card Sponsored Widgets Sold via CPC, CPM, CPI and CPA Includes Error Search

2009 Growth Strategy For Toolbars ALOT ad spend cut to conserve cash in lead up to MIVA Media sale MIVA Media sale March 12, 2009 Projected 2009 growth based on existing capital Toolbar Live Users / Ad Spend ($) 0 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 7,000,000 8,000,000 9,000,000 10,000,000 Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09F Q3'09F Q4'09F Live users Ad spend

FINANCIAL OVERVIEW

2007/8 Revenue and Adjusted EBITDA Revenue/ Adjusted EBITDA (Millions) $116.4 $151.0 $0.6 ($8.4) -20 0 20 40 60 80 100 120 140 160

Revenue (Millions) 2007/8 Revenue by Division Major EU restructuring in 2008 in the lead up to the sale of MIVA Media MIVA Direct ’08 revenues impacted by cuts in ad spend to conserve cash $54.7 $48.3 $44.4 $26.7 $51.9 $41.3 0 10 20 30 40 50 60 2007 2008 Media US Media EU Direct

Impact of the MIVA Media sale $12.4 million2 $6.7 million1 Cash Under 50 129 Staff 2 5 Offices Post sale (3/13/09) Pre MIVA Media sale (12/31/08) 1 Includes a $4.0 million draw down from the Company’s line of credit with Bridge Bank, N.A 2 Working capital of approximately $8.3 million; excludes Bridge Bank N.A.

Fast forward: initiatives in the pipeline Continued roll-out, expansion and monetization of ALOT Product extensions and innovation Expanded business development program / third party partnerships Continued international and vertical expansion Sustained direct response and organic acquisition strategy Leveraging of user data to underpin CRM and deliver incremental revenue

Summary Delivering scale and scope... Active toolbar relationships with 4.5mm users1 Homepages attract over 1.8mm unique users / month2 54mm searches a month conducted through toolbar/homepage/desktop products3 Growing library of multi-platform widgets – more than 500 currently available... off significantly reduced cost base Headcount reduced from 129 on 12/31/08 to under 50 today Offices reduced from 10 worldwide in Jan 2008 to 2 in the U.S. today Corporate, accounting and legal expenses reduced following sale of MIVA Media 1 Source: Internal statistics – 4/16/09 2 Source: SiteCatalyst – monthly average for Q1’09 3 Source: Internal statistics – monthly average for Q1’09

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